                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 21, 1998

                            MORROW SNOWBOARDS, INC.
             (Exact name of registrant as specified in its charter)


          OREGON                       0-27002              93-1011046
(State or other jurisdiction of      (Commission           (IRS Employer
 incorporation or organization)      File Number)      Identification Number)

                            2600 Pringle Road, S.E.
                                SALEM, OR 97302
                    (Address of principal executive offices)

                                 (503) 375-9300
               Registrant's telephone number, including area code

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ITEM 5.  OTHER EVENTS.

     The Morrow Snowboards, Inc. (the "Company") Board of Directors ("Board"), at management's request, changed the titles of various executive management team members, added management team members from Morrow Westbeach Canada ULC (formerly Westbeach Snowboard Canada Ltd.) to the Company's management team and added an additional executive management team member, Georell Bracelin. As reorganized, the names and titles of the executive management team are as follows:

Name of Officer                      Title of Officer
---------------                      ----------------
David E. Calapp         Chairman of the Board, Chief Executive Officer and
                        President

Blair Mullin            Chief Financial Officer, Treasurer and Secretary

Neil Morrow             Team Leader, Boots & Bindings and Assistant Secretary

Tony Penca              Team Leader, Snowboards and Assistant Secretary

Jim Morrow              Team Leader, Operations and Assistant Secretary

Scott Sibley            Team Leader, Global Sales

Georell Bracelin        Team Leader, Marketing

Rob Morrow              Team Leader, Advance Design, Hard Goods

Dennis Wilson           Team Leader, Advance Design, Soft Goods

Marsha Richardson       Assistant Secretary

The responsibilities of a "Team Leader" are comparable to those of a "Vice-President" in other organizations. Information regarding Messrs. Calapp, N. Morrow, Penca, J. Morrow and R. Morrow are contained in Morrow's Proxy Statement dated May 22, 1997 for the 1997 Annual Meeting. Information regarding Messrs. Mullin, Sibley and Wilson are contained in Company's Current Report on Form 8-K/A filed January 20, 1998. The following information is provided regarding Georell Bracelin and Marsha Richardson:

     Georell C. Bracelin, age 37, was Vice President, Senior Account Director at the Ralston Group, an advertising agency based in Bend, Oregon, from November 1993 to December 1997 and prior thereto she worked with advertising agencies in Portland, Oregon and Billings, Montana. She has received statewide and regional "Addy" awards for client ads for clients in various industries.

     Marsha Richardson, age 46, has been an Executive Assistant at Morrow since February 1996. Prior thereto, she worked as a Customer Service Manager at II Morrow, Inc., an avionics manufacturer. She worked at II Morrow, Inc. for over ten years holding various positions.

     Director Compensation. The Board, effective January 1, 1998, changed the Board compensation to $750 per month for non-management directors, annual cash compensation of $9,000. Such cash compensation for non-management directors is in addition to the annual stock option grant to non-management directors of 2,450 shares each of Morrow Common Stock at the Company's annual meeting.

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                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant had duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Salem, State of Oregon, on February 5, 1998.

                                MORROW SNOWBOARDS, INC.


                                By: /s/ David E. Calapp
                                    ------------------------------------
                                    David E. Calapp
                                    Chief Executive Officer
                                    (Principal Executive Officer)


                                By: /s/ Blair Mullin
                                    ------------------------------------
                                    Blair Mullin
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

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